Exhibit 99.1A
EXHIBIT A
Settlement Payments Schedule

This Payment Schedule should be read in conjunction with the JCO, which explains the terms, conditions, and, where necessary, underlying calculations for payments described herein. All capitalized terms shall have the meanings set forth in the JCO.

Year	Natural Resource Damages relating to Chambers Works[1]	Natural Resource Damages relating to AFFF[2]	Natural Resource Damages relating to other sources[3]	PFAS Contami-nation Abatement Funding relating to Chambers Works[4]	PFAS Contami-nation Abatement Funding relating to AFFF[5]	PFAS Contami-nation Abatement Funding relating to other sources[6]	New Jersey Leadership Payment[7]	Costs, Fees, and Punitive Damages[8]	Total Annual Payment
Year 1	$43,450,000			$16,550,000				$40,000,000	$100,000,000
Year 2							$50,000,000 to $100,000,000[9]		$0 to $100,000,000[9]
Year 3
Year 4	$54,300,000			$20,700,000					$75,000,000 to $125,000,000[9]
1 See JCO ¶ 44.c.i.(1).
2 See JCO ¶ 44.c.i.(2).
3 See JCO ¶ 44.c.i.(3).
4 See JCO ¶ 44.c.ii.(1).
5 See JCO ¶ 44.c.ii.(2).
6 See JCO ¶ 44.c.ii.(3).
7 See JCO ¶ 44.c.iii, ¶ 44.e.
8 See JCO ¶ 44.c.iv.
9 Payment amount to be determined per JCO ¶ 44.e.

Year	Natural Resource Damages relating to Chambers Works[1]	Natural Resource Damages relating to AFFF[2]	Natural Resource Damages relating to other sources[3]	PFAS Contami-nation Abatement Funding relating to Chambers Works[4]	PFAS Contami-nation Abatement Funding relating to AFFF[5]	PFAS Contami-nation Abatement Funding relating to other sources[6]	New Jersey Leadership Payment[7]	Costs, Fees, and Punitive Damages[8]	Total Annual Payment
Year 5	$1,450,000	$850,000	$850,000	$550,000	$3,150,000	$3,150,000			$10,000,000
Year 6	$1,450,000	$850,000	$850,000	$550,000	$3,150,000	$3,150,000			$10,000,000
Year 7	$1,450,000	$850,000	$850,000	$550,000	$3,150,000	$3,150,000			$10,000,000
Year 8	$1,450,000	$850,000	$850,000	$550,000	$3,150,000	$3,150,000			$10,000,000
Year 9	$1,450,000	$850,000	$850,000	$550,000	$3,150,000	$3,150,000			$10,000,000
Year 10[10]		$2,650,000	$2,650,000		$9,850,000	$9,850,000			$25,000,000
Year 11[10]		$550,000[11]	$550,000[11]		$1,950,000[11]	$1,950,000[11]			$5,000,000[11]
Year 12[10]		$550,000[11]	$550,000[11]		$1,950,000[11]	$1,950,000[11]			$5,000,000[11]
Year 13[10]		$550,000[11]	$550,000[11]		$1,950,000[11]	$1,950,000[11]			$5,000,000[11]
Year 14[10]		$550,000[11]	$550,000[11]		$1,950,000[11]	$1,950,000[11]			$5,000,000[11]

1 See JCO ¶ 44.c.i.(1).
2 See JCO ¶ 44.c.i.(2).
3 See JCO ¶ 44.c.i.(3).
4 See JCO ¶ 44.c.ii.(1).
5 See JCO ¶ 44.c.ii.(2).
6 See JCO ¶ 44.c.ii.(3).
7 See JCO ¶ 44.c.iii, ¶ 44.e.
8 See JCO ¶ 44.c.iv.
10 All credit amounts under JCO ¶ 45.a shall be applied to the relevant years’ Annual Payment categories for PFAS Contamination Abatement Funding beginning in Year 10.
11 If the condition outlined in JCO ¶ 45.c is met, (1) the Settlement Payment for Natural Resource Damages relating to AFFF and the Settlement Payment for Natural Resource Damages relating to other sources shall be increased by $500,000 for each category’s Annual Payment from Year 11 to Year 15, (2) the Settlement Payment for PFAS Contamination Abatement Funding relating to AFFF and the Settlement Payment for PFAS Contamination Abatement Funding relating to other sources shall be increased by $2,000,000 for each category’s Annual Payment from Year 11 to Year 15, inclusive; (3) the Settlement Payment for Natural Resource Damages relating to AFFF and the Settlement Payment for Natural Resource Damages relating to other sources shall each be decreased by $2,650,000 for Year 25 (or for Year 25 and one or more preceding years, if necessary due to credits); (4) the Settlement Payment for PFAS Contamination Abatement Funding relating to AFFF and the Settlement Payment for PFAS Contamination Abatement Funding relating to other sources shall each be decreased by $9,850,000 for Year 25 (or for Year 25 and one or more preceding years, if necessary due to credits). See JCO ¶ 45.c.

Year	Natural Resource Damages relating to Chambers Works[1]	Natural Resource Damages relating to AFFF[2]	Natural Resource Damages relating to other sources[3]	PFAS Contami-nation Abatement Funding relating to Chambers Works[4]	PFAS Contami-nation Abatement Funding relating to AFFF[5]	PFAS Contami-nation Abatement Funding relating to other sources[6]	New Jersey Leadership Payment[7]	Costs, Fees, and Punitive Damages[8]	Total Annual Payment
Year 15[10]		$400,000[11]	$400,000[11]		$1,600,000[11]	$1,600,000[11]			$4,000,000[11]
Year 16[10]		$400,000	$400,000		$1,600,000	$1,600,000			$4,000,000
Year 17[10]		$400,000	$400,000		$1,600,000	$1,600,000			$4,000,000
Year 18[10]		$300,000	$300,000		$1,200,000	$1,200,000			$3,000,000
Year 19[10]		$300,000	$300,000		$1,200,000	$1,200,000			$3,000,000
Year 20[10]		$300,000	$300,000		$1,200,000	$1,200,000			$3,000,000
Year 21[10]		$300,000	$300,000		$1,200,000	$1,200,000			$3,000,000
Year 22[10]		$200,000	$200,000		$800,000	$800,000			$2,000,000
Year 23[10]		$200,000	$200,000		$800,000	$800,000			$2,000,000
Year 24[10]		$200,000	$200,000		$800,000	$800,000			$2,000,000
Year 25[10]		$5,400,000[11]	$5,400,000[11]		$19,600,000[11]	$19,600,000[11]			$50,000,000[11]
Total:	$105,000,000	$17,500,000	$17,500,000	$40,000,000	$65,000,000	$65,000,000	$50,000,000 to $100,000,000[9]	$40,000,000	$400,000,000 to $450,000,000[9]

1 See JCO ¶ 44.c.i.(1).
2 See JCO ¶ 44.c.i.(2).
3 See JCO ¶ 44.c.i.(3).
4 See JCO ¶ 44.c.ii.(1).
5 See JCO ¶ 44.c.ii.(2).
6 See JCO ¶ 44.c.ii.(3).
7 See JCO ¶ 44.c.iii, ¶ 44.e.
8 See JCO ¶ 44.c.iv.
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